COMSTOCK PARTNERS FUNDS, INC.


      Supplement dated June 30, 1998 to Prospectus dated August 28, 1997



The text of the last two paragraphs on page 45 of the Prospectus (continuing up to the caption "Sub-Investment Adviser" on page 46) is replaced by the following:

          "Charles L. Minter acts as the portfolio manager for each Fund.
     Mr. Minter is a co-founder, and is also Chairman and Chief Executive Officer, of the Investment Adviser. Mr. Minter joined Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986, Mr. Minter was Vice President - Institutional Sales at
     Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. He has been involved in the management of Comstock Partners Strategy Fund since its inception and Comstock Partners Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987."